The Arbor Fund
                                  Annual Report





                             As of January 31, 1999


                                    Golden Oak
                                 Family of Funds


                                   ADVISED BY
                                  CITIZENS BANK

Table of Contents



Letter to Shareholders .................................................    2

Managers' Discussion of Fund Performance ...............................    4

Report of Independent Accountants ......................................   12

Statements of Net Assets ...............................................   13

Statement of Operations ................................................   27

Statement of Changes in Net Assets .....................................   28

Financial Highlights ...................................................   30

Notes to Financial Statements ..........................................   32

Notice to Shareholders .................................................   37

Dear Shareholder:

Large capitalization U.S. stocks excelled for the fourth consecutive year, and we're pleased to report that the Golden Oak Growth Portfolio was an outstanding performer while still maintaining a risk-limiting diversified portfolio. The Intermediate-Term Income Portfolio was also a top performer, as its overweighted position in U.S. Treasury securities during last summer's "flight to quality" was nicely rewarded. Value-style stocks were greatly out-of-favor last year, but the risk-limited practices adopted by the Golden Oak Value Portfolio began to favorably impact performance during the strong fourth quarter.

While the 1998 Golden Oak achievements are a source of pride, the new fiscal year will challenge investors with a diverse set of economic and financial developments. Business conditions in the U.S. continue to exceed expectations, but global competition is holding prices down and restraining earnings growth in many industries. In general, the level of the stock market appears to reflect excessive optimism regarding 1999 profits.

Inflation remains low and stable, but the huge amount of liquidity injected last fall by our Federal Reserve and other central banks of the world could provide one of the surprises of 1999. If this massive addition to the world's money supply begins to stimulate the demand for real goods as well as financial assets, then we could actually develop some fear of economic overheating and a worsening of inflation. While this scenario is not the "most likely case", the possibility will increase during the year unless our money supply growth rate slows appreciably.

In spite of the economic crosscurrents during the short run, we believe that the positive impact on financial markets from the world's massive technological revolution is still in its early stages. Although we will continue to experience market corrections--even an occasional bear market--the next decade should prove to be rewarding for those investors who are patient, who are diversified, and who have an objectives-based investment plan.

The 1999 plans for the Golden Oak Family include the addition of two new funds. In late April the Tax-Managed Equity Portfolio will be introduced. The portfolio will blend large cap growth and large cap value style stocks, with an emphasis on maximizing the after-tax investment return. Nicholas-Applegate Capital Management, who has provided outstanding portfolio management for the Growth Portfolio, will serve in the same capacity for this new fund.

The second new offering is the Golden Oak Small Cap Value Portfolio. The development process has begun and we expect to be able to offer the fund to you during the third quarter of the year.

Expanding the Golden Oak Family to include seven different mutual funds is part of our commitment to assist investors with various needs in achieving long term financial goals. We will continue to work hard to justify the confidence you've shown by investing in the Golden Oak Family of Funds.

                                          Sincerely,

                                          /s/ DANA A. CZMER

                                          Dana A. Czmer
                                          Senior Vice President &Trust Officer
                                          Citizens Bank

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

                           Golden Oak Growth Portfolio

For the fiscal year ending January 31, 1999, the Golden Oak Growth Portfolio benefited from superior stock selection and risk control enhancements implemented in the previous fiscal year ending January 31, 1998. The risk enhancements eliminated significant structural differences between the Portfolio and the Russell 1000 Growth Index and, as anticipated, allowed relative performance to be more dependent on the manager's ability to pick stocks.

Roller coaster fluctuations took the U.S. market to record highs, dramatic lows and on to greater highs during the year. The Golden Oak Growth Portfolio outperformed the Russell 1000 Growth Index in every fiscal quarter during the year and added nearly 11 percentage points versus the Index for the entire fiscal year.

Low inflation, and forecasts for a resumption of profit growth later on in the year spurred broad market gains in February. For the first fiscal quarter ending April 30, 1998, the Portfolio outperformed the Russell 1000 Growth Index by 0.71% (14.07% vs. 13.36%.) During the next fiscal quarter, smaller stocks retreated while investor worries about Asia's economic meltdown spreading to the rest of the world resurfaced. Despite these worries larger stocks continued to advance. During the second fiscal quarter, Golden Oak Growth Portfolio outpaced the Index by 2.77% (5.20% vs. 2.43%).

After mid July the global turmoil in Asia, Russia, and Latin America also caught up to larger stocks. However, the Golden Oak Growth Portfolio proved to be resilient and dug out a positive return of 0.18%. The Russell 1000 Growth Index over the same period retreated 1.12%.

Capping off this volatile year, intervention by the federal reserve, reform announcements in Japan and Brazil, and surging merger and acquisition activity shoved the broad market up again. For the fiscal fourth quarter, the Portfolio surged 27.46% vs. 24.20% for the Russell 1000 Growth Index. During this period, investors demonstrated a definitive preference for companies able to deliver consistent growing profits regardless of company size.

Reviewing the performance attribution for the Portfolio relative to the Russell 1000 Growth Index for the fiscal year, stock selection was superior for 8 out of 13 sectors. The technology, retail, commercial/industrial, and health services sectors (accounting for 56% of the portfolio's holdings for the fiscal year) contributed heavily to the Portfolio's superior year relative to the Index. Holdings within the above mentioned sectors include Dell Computer Corp., Best Buy Inc., Airtouch Communications, and Amgen Inc.

For the fiscal year the Golden Oak Growth Portfolio seemed to run on all cylinders, benefiting from superior stock selection and the risk enhancements implemented last fiscal year. Over the fiscal year ending January 31, 1999 the Portfolio showed superior performance during positive quarters for the Russell 1000 Growth Index and did not participate in the Index's one down quarter for the fiscal year.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

 --------------------   INVESTMENT PERFORMANCE ANALYSIS   --------------------

                                        Annualized     Annualized     Annualized
                         One Year         3 Year         5 year       Inception
                         Return(1)       Return(1)      Return(1)     to Date(1)
--------------------------------------------------------------------------------
 Class I                  51.98%          33.28%         21.66%         19.47%
--------------------------------------------------------------------------------
 Class A                  51.45%          32.94%         21.27%         21.42%
--------------------------------------------------------------------------------
 Class A, with load(2)    42.78%          30.35%         19.84%         20.15%

 [GRAPH A OMITTED]
 [GRAPH A:]

 Comparison of change in the value of a $10,000 investment in the Golden Oak Growth Portfolio, Class I, versus the Frank Russell 1000 Growth Index

 [PLOT POINTS FOLLOWS]

         Golden Oak Growth Fund, Class I   Frank Russell 1000 Growth Index
 Feb-93               10,000                            10,000
 Jan 94               11,050                            10,820
 Jan 95               10,470                            11,090
 Jan 96               12,440                            15,390
 Jan 97               15,400                            19,630
 Jan 98               19,380                            24,650
 Jan 99               29,450                            35,140

 [GRAPH B OMITTED]
 [GRAPH B:]

   Comparison of change in the value of a $10,000 investment in the Golden Oak
      Growth Portfolio, Class A, versus the Frank Russell 1000 Growth Index

 [PLOT POINTS FOLLOWS]

          Golden Oak Growth Fund, Class A   Frank Russell 1000 Growth Index
 Jun 93                 9,430                            10,000
 Jan 94                10,520                            10,780
 Jan 95                 9,910                            11,050
 Jan 96                11,740                            15,340
 Jan 97                14,510                            19,560
 Jan 98                18,210                            24,560
 Jan 99                27,580                            35,020

 1 For the period ended January 31, 1999. Past performance of the Portfolio is not predictive of future performance. Individual Class A shares were offered beginning June 18, 1993. Class I shares were offered beginning February 1, 1993.
 2 Performance of the Class A shares reflects the maximum front end sales charge of 5.75%.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

                           Golden Oak Value Portfolio

For the 12-month period ended January 31, 1999, the Class A shares of the Golden Oak Value Portfolio had a total return of 12.19%, as compared to 18.23% for the benchmark Russell 1000 Value Index. Performance versus the benchmark was constrained by the Portfolio's equal weighting portfolio construction approach and the relative underweighting of high price-to-earnings industry groups such as media and cable television.

As of January 31, 1999, the Golden Oak Value Portfolio was overweighted in technology and healthcare, and underweighted in communication services, consumer staples, and financials. Sector and industry weightings relative to the benchmark Russell 1000 Value Index reflect earnings strength relative to valuation and are purely a function of bottom-up fundamental analysis. According to First Call, the average stock in the Golden Oak Value Portfolio traded at 20 times estimated 1999 earnings, exceeded consensus estimates by 8% in the latest reported quarter, and was expected to grow earnings per share by 22% over the next 12 months.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

 --------------------   INVESTMENT PERFORMANCE ANALYSIS   --------------------

                                   Annualized Annualized  Annualized  Annualized
                       One Year 3 Year 5 Year 10 Year Inception Return(1) Return(1) Return(1) Return(1) to Date(1)
--------------------------------------------------------------------------------
 Synthetic Class I*     12.63%       19.71%     17.24%      13.14%      13.63%+
--------------------------------------------------------------------------------
 Synthetic Class A*     12.19%       19.27%     16.84%      12.78%      13.39%+
--------------------------------------------------------------------------------
 Synthetic Class A,
    with load*(2)        5.73%       16.92%     15.46%      12.12%      12.91%+

   Comparison of change in the value of a $10,000 investment in the Golden Oak
    Value Portfolio, Synthetic Class I or Synthetic Class A, versus the Frank Russell 1000 Value Index, the Lipper Growth& Income Average, and the Lipper
                              Growth & Income Index
 [GRAPH OMTTED]
 [PLOT POINT FOLLOWS]

           Golden Oak       Golden Oak         Frank       Lipper      Lipper
       Value, Portfolio,  Value, Portfolio,   Russell     Growth &    Growth &
           Synthetic         Synthetic       1000 Value    Income      Income
           Class I            Class A          Index      Average      Index

 Jan-89      10,000             9,430          10,000      10,000      10,000
 Jan-90      10,350             9,720          10,990      11,050      11,010
 Jan-91      10,570             9,890          11,250      11,730      11,540
 Jan-92      12,470            11,640          13,440      14,470      14,000
 Jan-93      13,940            12,980          15,720      16,000      15,610
 Jan-94      15,520            14,410          18,760      18,320      18,220
 Jan-95      14,800            13,710          18,260      17,900      17,880
 Jan-96      20,040            18,490          25,280      23,820      23,690
 Jan-97      24,840            22,830          31,260      29,350      29,000
 Jan-98      30,520            27,960          39,740      35,740      35,290
 Jan-99      34,370            31,370          46,980      41,940      40,380

 * Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
 1 For the period ended January 31, 1999. Past performance of the Portfolio is not predictive of future performance. Individual Class I and A shares were offered beginning June 23, 1997.
 2 Performance of the Class A shares reflects the maximum front end sales charge of 5.75%.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

                  Golden Oak Intermediate-Term Income Portfolio

For the 12-month period ended January 31, 1999 the Class I Shares of the Golden Oak Intermediate-Term Income Portfolio had a total return of 8.60% as compared to the benchmark Lehman Brothers Intermediate Government/Corporate Index (the "Index") measure of 7.60%. The SEC 30-day yield for Class I Shares as of January 31, 1999 was 5.00%. Class A Shares had a total return of 8.23%. The SEC 30-day yield for Class A Shares as of January 31, 1999 was 4.75%.

Our outlook for 1998 was for the economy to slow due to the impact of the Asian financial crisis. GDP was forecasted at between 2% and 2.5% with a chance of it coming in weaker. Inflation would continue to decelerate due to the influence of the strong dollar and a flood of low priced Asian imports. The portfolio was duration neutral and overweighted in corporates. A longer position would be adopted as the inflation outlook continued to improve.

Although the economy was much stronger than anticipated, inflation continued its downward trend. The portfolio shifted to a long duration position during the first quarter of 1998. The portfolio had a total return for the six months ended June 30, 1998 of 2.63% as compared with the benchmark index of 2.48%.

The second half of 1998 was dominated by a flight to Treasuries brought on by a near collapse of a large hedge fund, Russian credit troubles and a financial crisis in Latin America. Treasury yields fell and corporate spreads rose to levels not seen since the last recession. The portfolio's long Treasury and high quality position paid off well. The total return for the third quarter and fourth quarter of 1998 was 5.60% and -0.23% respectively as compared with the benchmark index of 4.48% and 0.29%.

Will this be the year the slowdown finally comes? For the last 3 years economists' projections for the GDP have been too pessimistic--missing the mark by as much as 2 percentage points. Like the beginning of the last 3 years, analysts see plenty of reasons to be less than exuberant in 1999. Corporate profits should sag as a result of rising labor costs and the inability to raise prices due to global competition. Large corporations began responding to this profit squeeze in the fourth quarter with layoff announcements. Previously, they had announced reduced capital spending plans.

The export sector continues to be soft as the Asian Tigers struggle and Japan remains mired in recession. The new European Monetary Union enhances Europe's competitive position in the global marketplace to the detriment of U.S. exports.

The U.S. consumer will again be called upon to keep the economic ball rolling. Reduced mortgage rates have helped boost spending but pent-up demand for housing and autos can't last forever. If the market drops, the wealth effect from the surging equity market will suffer, but with a lag. Consumer confidence has remained strong through all the global shocks of 1998 and the high market volatility that they produced. Potential economic/consumer confidence shocks still remain:

[bullet] Brazilian, Russian, Asian and Japanese economic malaise

[bullet] Iraq

[bullet] Y2K problems/perceptions

Even with help from Mr. Greenspan, it seems unlikely that in 1999 the consumer will be able to make the economists' forecasts miss the mark as much as in the 1996-1998 period. It would be nice to be proven wrong, but we are forecasting a slowing economy, and steady to lower inflation and interest rates.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

--------------------   INVESTMENT PERFORMANCE ANALYSIS   --------------------

                                      Annualized     Annualized     Annualized
                       One Year         3 Year         5 year        Inception
                       Return(1)       Return(1)       Return       to Date(1)
--------------------------------------------------------------------------------
 Class I                 8.60%           6.29%          5.92%          6.10%
--------------------------------------------------------------------------------
 Class A                 8.23%           5.98%          5.63%          5.75%
--------------------------------------------------------------------------------
 Class A, with load(2)   3.39%           4.36%          4.66%          4.88%


 [GRAPH A OMITTED]
 [PLOT POINT FOLLOWS:]

   Comparison of change in the value of a $10,000 investment in the Golden Oak
     Intermediate-Term Income Portfolio, Class I, versus the Lehman Brothers
                     Intermediate Government/Corporate Index

 [PLOT POINTS A FOLLOWS]

          Golden Oak Intermediate-Term      Lehman Intermediate
               Income Fund, Class I       Government/Corporate Index
 Feb-93               10,000                       10,000
 Jan-94               10,569                       10,622
 Jan-95               10,399                       10,475
 Jan-96               11,733                       11,981
 Jan-97               12,004                       12,409
 Jan-98               12,972                       13,509
 Jan 99               14,088                       14,535


   Comparison of change in the value of a $10,000 investment in the Golden Oak Intermediate-Term Income Portfolio, Class A without load, versus the Lehman
                Brothers Intermediate Government/Corporate Index

 [PLOT POINTS B FOLLOWS]
          Golden Oak Intermediate-Term      Lehman Intermediate
            Income Fund, Class I         Government/Corporate Index
 Jun-93                9,550                       10,000
 Jan-94                9,860                       10,356
 Jan-95                9,678                       10,213
 Jan-96               10,891                       11,682
 Jan-97               11,114                       12,099
 Jan-98               11,979                       13,171
 Jan 99               12,965                       14,172

 1 For the period ended January 31, 1999. Past performance of the Portfolio is not predictive of future performance. Individual Class A shares were offered beginning June 18, 1993. Class I shares were offered beginning February 1, 1993.
 2 Performance of the Class A shares reflects the maximum front end sales charge of 4.50%.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

                   Golden Oak Michigan Tax Free Bond Portfolio

For the 12-month period ended January 31, 1999, the Class I shares of the Golden Oak Michigan Tax Free Bond Portfolio had a total return of 5.40% as compared to the Merrill Lynch Intermediate Municipal Index's (the "Index") 6.85% total return. The SEC 30 day yield for Class I shares as of January 31, 1999 was 3.45%. Class A shares had a total return of 5.17% for the same period and an SEC 30 day yield of 3.24% on January 31, 1999.

For the fourth quarter of 1998, the Class I shares' return was 0.56% versus a return of 0.78% for the Index. The Class A shares returned 0.50% during this quarter.

During 1998 the average duration of the portfolio was 97% of the Index's. Trading was focused on extending/maintaining duration as well as trimming the number of smaller issues that are held. In 1999 the intention is to continue to maintain the portfolio's duration. Rates are expected to be flat to down as long as inflation remains moderate.

The flight to "liquidity" in the fall of 1998 produced outstanding returns for the most liquid of the Treasury issues. The remaining sectors of the fixed income market were left in the dust and underperformed in comparison to Treasuries. Michigan municipals were no exception. The good news is that this has produced a unique opportunity for municipal bond investors as the municipal-to-treasury yield ratios are at historically high levels (90% or more). This creates the potential for municipal bonds to outperform as the yield ratio returns to traditional levels (around 80%). This phenomenon has already started during January 1999 and is expected to continue unless there are more global financial shocks that reignite the liquidity fears.

Managers' Discussion of Fund Performance
Fiscal Year Ended January 31, 1999

--------------------   INVESTMENT PERFORMANCE ANALYSIS   --------------------

                                   Annualized Annualized  Annualized  Annualized
                       One Year 3 Year 5 Year 10 Year Inception Return(1) Return(1) Return(1) Return(1 to Date(1)
--------------------------------------------------------------------------------
 Synthetic Class I*      5.40%        5.14%      4.69%       6.32%      6.69%+
--------------------------------------------------------------------------------
 Synthetic Class A*      5.17%        4.92%      4.44%       6.05%      6.53%+
--------------------------------------------------------------------------------
 Synthetic Class A,
   with load*(2)         0.46%        3.32%      3.48%       5.56%      3.54%+

   Comparison of change in the value of a $10,000 investment in the Golden Oak
    Michigan Tax Free Bond Portfolio, Synthetic Class I or Synthetic Class A, versus the Lehman 3-10 Year Muni Blended Index, Merrill 1-12 Year Municipal
           Index, and the Lipper Michigan Municipal Debt Funds Average

[GRAPH OMITTED]
{PLOT POINT FOLLOWS]

     Golden Oak Michigan  Golden Oak Michigan  Lehman      Lipper       Merrill
       Tax-Free Bond,       Tax-Free Bond,    3-10 Muni   Michigan     1-12 Year
    Portfolio Synthetic  Portfolio Synthetic  Blended   Municipal Debt Municipal
          Class I             Class A          Index    Funds Average    Index
Jan-89     10,000               9,550          10,000      10,000       10,000
Jan-90     10,564              10,062          10,729      10,735       10,674
Jan-91     11,385              10,822          11,699      11,804       11,525
Jan-92     12,507              11,849          12,869      12,959       12,723
Jan-93     13,402              12,671          13,954      14,028       14,026
Jan-94     13,683              13,824          15,313      15,358       15,764
Jan-95     14,301              13,434          15,019      15,038       15,088
Jan-96     15,881              14,871          16,947      17,008       17,167
Jan-97     16,313              15,233          17,589      17,637       17,611
Jan-98     17,514              16,333          19,009      19,093       19,281
Jan-99     18,460              17,177          20,201      20,400       20,349

* Synthetic Total Return information represents the actual class performance blended with Common Trust Fund historical data adjusted for expenses.
1 For the period ended January 31, 1999. Past performance of the Portfolio is not predictive of future performance. Individual Class I and A shares were offered beginning June 23, 1997.
2 Performance of the Class A shares reflects the maximum front end sales charge of 4.50%.

Report of Independent Accountants


To the Shareholders and Board of Trustees of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Golden Oak Growth, Golden Oak Value, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Trust") at January 31, 1999, the results of each of their operations, for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, PA
March 15, 1999

Statement of Net Assets                               Golden Oak Family of Funds
January 31, 1999

Growth                                         Value
Portfolio                           Shares     (000)
--------------------------------------------------------------------------------
Common Stocks -- 93.6%
Aircraft -- 4.7%
General Dynamics                   16,500     $  959
United Technologies                11,900      1,421
                                              ------
        Total Aircraft                         2,380
                                              ------
Automation & Control Systems -- 1.5%
Honeywell                          11,500        750
                                              ------
Banks -- 0.6%
BB&T Corporation                    8,400        321
                                              ------
Beauty Products -- 1.8%
Colgate-Palmolive                  11,200        901
                                              ------
Broadcasting, Newspapers and Advertising -- 4.0%
Comcast, Cl A                      14,500        986
Omnicom Group                      16,800      1,075
                                              ------
        Total Broadcasting, Newspapers
           and Advertising                     2,061
                                              ------
Chemicals -- 0.5%
Avery Dennison                      5,500        272
                                              ------
Communications Equipment -- 3.1%
Lucent Technologies                14,000      1,576
                                              ------
Computer Software -- 5.4%
Compuware*                          4,400        292
Microsoft*                         14,000      2,450
                                              ------
        Total Computer Software                2,742
                                              ------
Computers & Services -- 11.0%
Compaq Computer                    10,300        491
Dell Computer*                     31,400      3,140
EMC*                               18,200      1,982
                                              ------
        Total Computers & Services             5,613
                                              ------
Drugs -- 15.8%
Abbott Laboratories                12,300        571
Amgen*                             10,800      1,380
Eli Lilly                          25,400      2,380
Schering Plough                    34,100      1,858
Warner Lambert                     25,700      1,855
                                              ------
        Total Drugs                            8,044
                                              ------

Growth                                        Value
Portfolio (continued)              Shares     (000)
--------------------------------------------------------------------------------
Electrical & Electronic Products-- 3.7%
General Electric                   16,500     $1,730
Solectron*                          2,000        178
                                              ------
        Total Electrical & Electronic Products 1,908
                                              ------
Financial Services -- 5.9%
Capital One Financial               9,200      1,218
Fannie Mae                         20,000      1,458
Greenpoint Financial               11,200        367
                                              ------
       Total Financial Services                3,043
                                              ------
Food, Beverage & Tobacco -- 6.2%
H.J. Heinz                         15,100        850
PepsiCo                             7,500        293
Philip Morris                      17,800        837
Quaker Oats                        21,300      1,185
                                              ------
        Total Food, Beverage & Tobacco         3,165
                                              ------
Health Services -- 0.5%
McKesson HBOC                           4         --
Wellpoint Health Networks*          3,200        239
                                              ------
        Total Health Services                    239
                                              ------
Insurance -- 1.6%
Allstate                           21,500        808
                                              ------
Marine Transportation -- 1.1%
Carnival                           11,100        545
                                              ------
Petroleum & Fuel Products-- 1.1%
Phillips Petroleum                 14,500        560
                                              ------
Retail -- 10.5%
Best Buy*                          23,000      2,087
Estee Lauder                        6,800        558
Home Depot                         11,100        670
Kohl's*                             1,200         81
Lowe's Companies                    2,700        157
Wal-Mart Stores                    20,900      1,797
                                              ------
        Total Retail                           5,350
                                              ------
Semi-Conductors/Instruments-- 5.7%
Intel                              20,800      2,932
                                              ------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                    Shares/
Growth                              Face      Value
Portfolio(continued)            Amount (000)   (000)
--------------------------------------------------------------------------------
Software -- 2.6%
America Online*                     4,600    $   808
BMC Software*                       2,400        112
Oracle Systems*                     7,000        388
                                             -------
        Total Software                         1,308
                                             -------
Telecommunications Equipment -- 0.5%
Becton Dickinson                    6,000        215
Boston Scientific*                  1,900         46
                                             -------
        Total Telecommunications Equipment       261
                                             -------
Telephones & Telecommunication -- 5.8%
AT&T                                5,800        526
Airtouch Communications*           21,000      2,028
Bellsouth                           9,800        437
                                             -------
        Total Telephones & Telecommunication   2,991
                                             -------
        Total Common Stocks
           (Cost $31,543)                     47,770
                                             -------


Repurchase Agreement -- 6.5%
Morgan Stanley (A)
    4.67%, dated 01/29/99, matures
    02/01/99, repurchase price
    $3,303,081(collateralized by
    U.S. Treasury Note, par value
    $3,357,000, 4.625%, 12/31/00:
    market value $3,369,975)       $3,303      3,303
                                             -------
        Total Repurchase Agreement
           (Cost $3,303)                       3,303
                                             -------
      Total Investments -- 100.1%
           (Cost $34,846)                     51,073
                                             -------
Other Assets and Liabilities, Net -- (0.1%)      (36)
                                             -------


Growth                                        Value
Portfolio (concluded)                         (000)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 3,062,769 outstanding
    shares of beneficial interest            $30,687
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 96,925 outstanding
    shares of beneficial interest              1,267
Accumulated Net Realized Gain on Investments   2,856
Net Unrealized Appreciation on Investments    16,227
                                             -------
Total Net Assets -- 100.0%                   $51,037
                                             =======
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                $16.16
                                             =======
Net Asset Value and Redemption Price
    Per Share -- Class A                      $15.89
                                             =======
Maximum Offering Price per Share --
    Class A ($15.89 / 94.25%)                 $16.86
                                             =======

--------------------------------------------------------------------------------
* Non-income producing security

Amounts designated as "--" or either $0 or have been rounded to $0.

(A) Tri-Party Repurchase Agreement

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999

Value                                         Value
Portfolio                          Shares     (000)
--------------------------------------------------------------------------------
Common Stocks -- 97.8%
Air Transportation -- 2.2%
AMR*                               17,500     $1,028
                                              ------
Automotive -- 4.1%
Ford Motor                          9,885        607
General Motors                     15,000      1,346
                                              ------
        Total Automotive                       1,953
                                              ------
Banks -- 11.2%
Bank One                           12,000        628
Fifth Third Bancorp                 8,500        582
First Union                        11,100        584
Fleet Financial Group              15,000        665
Golden West Financial               6,200        582
Mellon Bank                        10,320        691
Northern Trust                     10,000        866
Wachovia                            8,000        709
                                              ------
        Total Banks                            5,307
                                              ------
Chemicals -- 1.0%
Praxair                            15,000        485
                                              ------
Communications Equipment -- 1.5%
Northern Telecom Limited            3,800        240
Scientific-Atlanta                 15,000        467
                                              ------
        Total Communications Equipment           707
                                              ------
Computer Software -- 1.1%
Computer Associates International  10,000        506
                                              ------
Computers & Services -- 9.1%
3Com*                              20,000        940
Compaq Computer                    20,900        995
Gateway 2000*                      12,000        927
International Business Machines     5,000        916
Unisys*                            16,300        540
                                              ------
        Total Computers & Services             4,318
                                              ------
Drugs -- 3.4%
Allergan                            5,200        400
Merck & Co.                         3,200        470
Pharmacia & Upjohn                 12,600        724
                                              ------
        Total Drugs                            1,594
                                              ------

Value                                         Value
Portfolio (continued)              Shares     (000)
--------------------------------------------------------------------------------
Electrical Utilities -- 6.9%
FPL Group                           7,600     $  417
Houston Industries                 12,500        380
Nipsco Industries                  15,720        426
Southern                           15,000        404
Halliburton                        25,000        742
PG&E                               28,000        894
                                              ------
        Total Electrical Utilities             3,263
                                              ------
Electrical & Electronic Products -- 0.7%
Entergy                            11,000        324
                                              ------
Environmental Services -- 0.9%
Waste Management                    8,800        439
                                              ------
Financial Services -- 4.5%
Fannie Mae                         11,830        862
Freddie Mac                         7,000        434
Morgan Stanley, Dean Witter,
 Discover                           9,500        825
                                              ------
        Total Financial Services               2,121
                                              ------
Forestry Products -- 1.8%
Weyerhaeuser                       16,000        866
                                              ------
Glass Products -- 0.9%
Corning                             9,000        439
                                              ------
Household Products -- 2.1%
Maytag                             16,100      1,017
                                              ------
Industrial -- 1.1%
Tyco International Limited          7,080        546
                                              ------
Insurance -- 4.3%
Citigroup                          18,000      1,009
AIG                                10,000      1,029
                                              ------
        Total Insurance                        2,038
                                              ------
Machinery -- 1.6%
Ingersoll-Rand                     16,000        760
                                              ------
Medical Products -- 0.4%
Wellpoint Health Networks*          2,800        209
                                              ------
Miscellaneous Business Services -- 4.0%
First Data                         12,800        490
NCR*                               15,600        761
Teradyne*                          10,000        659
                                              ------
        Total Miscellaneous Business Services  1,910
                                              ------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999

Value                                         Value
Portfolio (continued)              Shares     (000)
--------------------------------------------------------------------------------
Office Furniture & Fixtures -- 1.0%
Johnson Controls                    7,500    $   483
                                             -------
Paper & Paper Products -- 0.3%
Fort James                          3,900        140
                                             -------
Petroleum Refining -- 6.1%
Chevron                             5,200        389
Exxon                              10,000        704
Mobil                              14,000      1,228
Texaco                             12,000        569
                                             -------
        Total Petroleum Refining               2,890
                                             -------
Railroads -- 1.0%
Union Pacific                       9,400        484
                                             -------
Retail -- 5.7%
Best Buy*                           8,500        771
Lowe's Companies                    8,800        513
McDonald's                         12,000        946
Safeway*                            8,800        494
                                             -------
        Total Retail                           2,724
                                             -------
Semi-Conductors/Instruments -- 7.0%
AMP                                 9,000        474
Intel                               7,500      1,057
Stmicroelectronics N.v.*            6,000        627
Texas Instruments                  12,000      1,187
                                             -------
        Total Semi-Conductors/Instruments      3,345
                                             -------
Steel & Steel Works -- 2.4%
Alcoa                              10,000        836
Allegheny Teledyne                 15,000        304
                                             -------
        Total Steel & Steel Works              1,140
                                             -------
Telephones & Telecommunication -- 10.4%
AT&T                               14,700      1,334
Alltel                             16,500      1,065
Ameritech                           7,000        456
MCI WorldCom*                      11,400        909
Sprint                              2,600        218
US West                            16,060        991
                                             -------
        Total Telephones & Telecommunication   4,973
                                             -------
Wholesale -- 1.1%
Supervalu                          20,000        549
                                             -------
        Total Common Stocks
           (Cost $36,216)                     46,558
                                             -------

                                   Face
Value                             Amount    Value
Portfolio (concluded)             (000)     (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
Morgan Stanley (A)
    4.50%, dated 01/29/99, matures
    02/01/99, repurchase price
    $1,039,730 (collateralized by
    U.S. Treasury Bill: total market
    value $1,066,036)              $1,040    $ 1,040
                                             -------
        Total Repurchase Agreement
           (Cost $1,040)                       1,040
                                             -------
        Total Investments -- 100.0%
           (Cost $37,256)                     47,598
                                                 (14)
                                             -------

Net Assets:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 5,068,267 outstanding
    shares of beneficial interest             35,573
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 120,429 outstanding
    shares of beneficial interest              1,059
Undistributed Net Investment Income                6
Accumulated Net Realized Gain on Investments     604
Net Unrealized Appreciation on Investments    10,342
                                             -------
Total Net Assets -- 100.0%                   $47,584
                                             =======
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                 $9.17
                                             =======
Net Asset Value and Redemption
    Price Per Share-- Class A                  $9.14
                                             =======
Maximum Offering Price per Share --
    Class A ($9.14 / 94.25%)                   $9.70
                                             =======

--------------------------------------------------------------------------------
* Non-income producing security

(A) Tri-Party Repurchase Agreement

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999

                                     Face
Intermediate-Term Income           Amount     Value
Portfolio                           (000)     (000)
--------------------------------------------------------------------------------
Corporate Obligations -- 41.1%
Banks -- 5.8%
Huntington National, MTN
    6.050%, 08/25/99               $2,000    $ 2,010
MBNA, MTN (A)
    5.569%, 06/17/02                3,700      3,674
National City Bank
    5.750%, 02/01/09                3,000      2,989
                                             -------
        Total Banks                            8,673
                                             -------
Financial Services -- 7.3%
Associates Corporation, N.A.
    8.550%, 07/15/09                2,000      2,412
BHP Finance
    8.500%, 12/01/12                3,917      4,659
Boeing Capital, MTN
    7.250%, 02/01/11                1,000      1,131
Chrysler Financial
    13.250%, 10/15/99               1,000      1,055
International Lease Finance
    6.270%, 02/10/99                1,725      1,725
                                             -------
        Total Financial Services              10,982
                                             -------
Industrial -- 14.6%
Case
    7.250%, 08/01/05                2,000      2,090
Cooper Industries, MTN
    6.375%, 05/08/08                2,000      2,105
Hertz
    7.000%, 05/01/02                2,800      2,870
Philip Morris
    7.000%, 07/15/05                1,500      1,592
RR Donnelley & Sons
    6.700%, 07/05/05                1,000      1,075
Supervalu, MTN
    6.640%, 06/09/06                3,000      3,116
TRW
    7.370%, 04/18/07                4,500      4,995
Unocal
    6.500%, 05/01/08                2,000      2,002
WMX Technologies
    7.000%, 05/15/05                2,000      2,110
                                             -------
        Total Industrial                      21,955
                                             -------
U.S. Government Agency Bonds -- 6.6%
FHLB
    5.740%, 02/25/05                3,500      3,601

                                     Face
Intermediate-Term Income           Amount     Value
Portfolio (continued)               (000)     (000)
--------------------------------------------------------------------------------
FNMA
    6.460%, 12/01/28               $3,127    $ 3,150
FNMA, MTN
    6.580%, 05/14/08                3,000      3,061
                                             -------
        Total U.S. Government Agency Bonds     9,812
                                             -------
Transportation-Non Railroad -- 0.6%
US Airways
    6.760%, 04/15/08                  928        934
                                             -------
Railroads -- 2.0%
CSX
    6.400%, 06/15/09                2,000      2,059
Union Pacific
    6.125%, 01/15/04                1,000        997
                                             -------
        Total Railroads                        3,056
                                             -------
Telephones & Telecommunication -- 4.2%
Cable & Wireless Communications
    6.750%, 03/06/08                1,000      1,015
GTE North
    6.375%, 02/15/10                2,000      2,130
US West Capital Funding
    6.375%, 07/15/08                3,000      3,195
                                             -------
        Total Telephones & Telecommunication   6,340
                                             -------
        Total Corporate Obligations
           (Cost $59,816)                     61,752
                                             -------

Asset-Backed Securities -- 5.5%
Bay View Auto Trust, Ser 1997-RA1
    6.290%, 12/15/01                  235        235
First Union Residential
    Securitization Trust,
    Ser 1998-A, Cl B1
    7.000%, 08/25/28                2,945      2,849
Residential Assistance
    Securities Trust,
    Ser 1998-A4, Cl A5
    6.750%, 05/25/28                5,000      5,067
WFS Financial Owner Trust,
    Ser 1996-B, Cl A3
    6.650%, 08/20/00                  157        157
                                             -------
        Total Asset-Backed Securities
           (Cost $8,239)                       8,308
                                             -------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                     Face
Intermediate-Term Income           Amount     Value
Portfolio(continued)                (000)     (000)
--------------------------------------------------------------------------------
U.S. Agency Mortgage-Backed Obligations -- 9.5%
FHLMC Ser 1262 Cl H
    4.500%, 11/15/20              $ 1,785    $ 1,749
FHLMC Ser 2085 Cl Pc
    6.250%, 10/15/23                5,000      5,055
FNMA
    7.040%, 08/01/15                1,403      1,571
FNMA
    6.390%, 08/01/13                5,417      5,693
FNMA, REMIC, Ser 1993-M1, Cl A
    7.934%, 04/25/20                  150        151
                                             -------
        TOTAL U.S. Agency Mortgage-
           Backed Obligations
           (Cost $13,820)                     14,219
                                             -------


U.S. Treasury Obligations -- 32.9%
U.S. Treasury Bonds
    7.500%, 11/15/16               14,500     18,095
    6.250%, 08/15/23                2,000      2,246
    5.250%, 11/15/28                3,000      3,071
U.S. Treasury Notes
    7.750%, 02/15/01                3,375      3,577
    6.250%, 04/30/01                1,000      1,034
    7.500%, 05/15/02                2,700      2,929
    6.375%, 08/15/02               10,000     10,536
    7.875%, 11/15/04                3,600      4,168
    6.625%, 05/15/07                1,000      1,124
    6.125%, 08/15/07                2,500      2,730
                                             -------
        Total U.S. Treasury Obligations
           (Cost $46,791)                     49,510
                                             -------


Repurchase Agreement -- 11.4%
Morgan Stanley (B)
    4.62%, dated 01/29/99, matures
    02/01/99, repurchase price
    $17,134,794 (collateralized by
    U.S. Treasury Instruments
    $17,568,426)                   17,135     17,135
                                             -------
        Total Repurchase Agreement
           (Cost $17,135)                     17,135
                                             -------
        Total Investments -- 100.4%
           (Cost $145,801)                   150,924
                                             -------
Other Assets and Liabilities, Net -- (0.4%)     (584)
                                             -------


                                     Face
Intermediate-Term Income           Amount     Value
Portfolio (concluded)               (000)     (000)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 14,360,359 outstanding
    shares of beneficial interest           $143,039
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 210,881 outstanding
    shares of beneficial interest              2,178
Net Unrealized Appreciation on Investments     5,123
                                            --------
Total Net Assets -- 100.0%                  $150,340
                                            ========
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                $10.32
                                            ========
Net Asset Value and Redemption
    Price Per Share -- Class A                $10.31
                                            ========
Maximum Offering Price per Share --
    Class A ($10.31 / 95.5%)                  $10.80
                                            ========

--------------------------------------------------------------------------------
(A) Variable Rate Security. The rate shown is the rate in effect as of January 31, 1999.

(B) Tri-Party Repurchase Agreement

Cl -- Class

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

MTN -- Medium Term Note

N.A. -- National Association

REMIC -- Real Estate Mortgage Investment Conduit

Ser -- Series

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                     Face
Michigan Tax Free Bond             Amount     Value
Portfolio                           (000)     (000)
--------------------------------------------------------------------------------
Municipal Bonds -- 97.6%
Michigan -- 97.6%
Alpena County, GO, AMBAC
    5.450%, 06/01/01               $  250     $  261
Anchor Bay, School District,
    GO, MBIA
    6.000%, 05/01/03                  870        948
Ann Arbor, Water Supply System,
    RB, MBIA
    7.375%, 02/01/02                1,000      1,104
Auburn Hills, Finance Authority,
    Tax Allocation, RB, Series A
    7.000%, 05/01/00                  300        302
Avondale, School District, GO
    6.600%, 05/01/05                  200        214
    6.700%, 05/01/06                  200        215
Big Rapids, Public School District,
    GO, FGIC
    7.300%, 05/01/05                  250        297
Calhoun County, GO, AMBAC
    4.950%, 07/01/03                1,000      1,051
Central Michigan State University,
    RB, FGIC
    5.200%, 10/01/09                  860        941
Cheboygan, School District, GO, MBIA
    6.000%, 05/01/02                  260        279
Chippewa Valley, School District, GO,
    Pre-refunded @ 101.50, FGIC (A)
    6.200%, 05/01/01                  250        269
Clarkston, Community Schools, GO,
    FGIC, Pre-refunded @ 101 (A)
    5.800%, 05/01/05                1,000      1,121
Clinton County, Building Authority,
    GO, Macomb County Project, Ser A,
    Pre-refunded @ 102, AMBAC (A)
    6.400%, 11/01/01                  250        274
De Witt, Public Schools, GO,
    Pre-refunded @ 101.5 (A)
    6.600%, 05/01/01                  300        325
De Witt, Public Schools, GO, AMBAC
    6.000%, 05/01/03                  935      1,019
Dearborn, Municipal Building
    Authority, GO, AMBAC
    7.000%, 06/01/01                  300        324
    7.000%, 06/01/02                  475        524
    7.000%, 06/01/03                  505        571
Detroit, Distributable State Aid,
    GO, AMBAC
    5.000%, 05/01/05                  200        212


                                    Face
Michigan Tax Free Bond             Amount     Value
Portfolio (continued)               (000)     (000)
--------------------------------------------------------------------------------
Detroit, GO, Pre-refunded @ 102 (A)
    8.000%, 04/01/01               $1,000     $1,116
Detroit, GO, Refunding Bond, AMBAC
    5.250%, 05/01/08                1,000      1,087
Detroit, School District, GO
    6.250%, 05/01/12                  850        919
Detroit, Sewer Disposal, RB,
    Pre-refunded @ 101.5 (A)
    7.250%, 07/01/99                  200        206
Detroit, Water Supply System,
    RB, FGIC
    6.250%, 07/01/07                  500        536
Detroit, Water Supply System,
    Second Lien, RB, Ser A, MBIA
    5.100%, 07/01/07                  500        536
East Lansing, Refunding Bond,
    GO, Ser B
    4.850%, 10/01/07                  315        320
Ferris State University, RB, AMBAC
    Pre-refunded @ 101 (A)
    5.400%, 04/01/07                  675        748
Flat Rock, Community School District,
    GO, MBIA
    7.750%, 05/01/04                  675        798
Flint, Refunding Bond, GO, MBIA
    6.000%, 11/01/03                1,040      1,144
Grand Rapids, Building
    Authority, RB
    5.375%, 04/01/07                  200        215
Grand Rapids, Downtown Development
    Authority, RB, MBIA
    6.600%, 06/01/08                  200        228
Grand Rapids, Water Supply, RB,
    FGIC, Escrowed to Maturity
    6.400%, 01/01/05                1,000      1,066
Grand Valley, Michigan State
    University, RB, MBIA
    4.300%, 10/01/01                  200        204
Haslett, Public School District,
    GO, MBIA
    6.000%, 05/01/02                  310        332
    6.000%, 05/01/03                  310        338
Howell, Public Schools, GO, FGIC
    5.000%, 05/01/08                1,000      1,051
Ingham County, Proctor Drain System
    Project, GO
    7.100%, 02/01/01                  180        187
Iron Mountain, Finance Authority,
     GO, AMBAC
    5.000%, 05/01/05                  250        261

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                     Face
Michigan Tax Free Bond             Amount     Value
Portfolio(continued)                (000)     (000)
--------------------------------------------------------------------------------
Johannesburg-Lewiston, Area Schools,
    GO, AMBAC
    6.750%, 05/01/02               $  280     $  307
    6.750%, 05/01/03                  320        358
    6.000%, 05/01/04                  365        402
Kalamazoo, City School District,
    GO, FGIC
    4.550%, 05/01/01                1,000      1,025
Kalamazoo, Hospital Finance
    Authority, Borgess Medical
    Center, Ser A, RB, AMBAC
    5.000%, 06/01/04                1,000      1,055
Kalamazoo, Water Supply System
    Project, RB
    6.000%, 09/01/07                  425        460
Kent County, Building Authority, GO
    5.000%, 12/01/06                  500        537
    5.100%, 12/01/07                  500        537
Kent, Hospital Authority, RB,
    Mary Free Bed Project, Ser A
    6.250%, 04/01/03                  250        266
Kentwood, Public School System, GO
    5.900%, 05/01/04                  380        411
Kentwood, Public School System, GO,
    Pre-refunded @ 102 (A)
    5.900%, 05/01/02                  370        403
Lansing, Building Authority, GO,
    Escrowed to Maturity
    7.100%, 06/01/02                  100        111
Lansing, Finance Authority, GO
    6.100%, 10/01/03                  250        276
Lincoln, School District, GO, FGIC,
    Escrowed to Maturity
    5.750%, 05/01/09                  785        875
    5.750%, 05/01/09                  115        127
Livonia, Municipal Building
    Authority, RB
    5.750%, 06/01/04                  250        272
Livonia, Public School District, GO
    5.450%, 05/01/01                  200        209
Livonia, Water Supply & Wastewater
    System, RB, AMBAC
    5.200%, 11/01/09                1,000      1,031
Montague, Public School District,
    GO, FSA
    5.125%, 05/01/06                  300        323
    5.125%, 05/01/08                  300        319

                                     Face
Michigan Tax Free Bond             Amount     Value
Portfolio(continued)                (000)     (000)
--------------------------------------------------------------------------------
Northville, Public Schools,
    GO, FGIC
    5.000%, 05/01/10               $  500     $  525
Oak Park, GO, ABMAC
    5.200%, 05/01/06                  250        267
Oakland County, Acacia Park Drain
    District, GO, MBIA
    8.000%, 10/01/00                  110        118
Oakland County, Birmingham Drain
    District, GO, Ser C
    7.500%, 10/01/00                  325        347
    7.500%, 10/01/01                  325        359
Oakland County, Bloomfield Drain
    District, GO, Ser C
    7.500%, 10/01/00                  300        320
    7.500%, 10/01/01                  275        304
Oakland County, Caddell Drain
    District, GO
    6.300%, 11/01/99                  100        102
Oakland County, Economic Development
    Authority, Cranbrook Elderly
    Community Project, RB
    6.375%, 11/01/14                1,000      1,135
Pewamo, Westphalia School District,
    GO, FGIC
    5.000%, 05/01/06                  275        294
Plymouth-Canton, Community School
    District GO, FGIC
    4.500%, 05/01/12                1,100      1,101
Plymouth-Canton, Community School
    District GO, Ser B, Pre-refunded
    @ 101 (B)
    6.250%, 05/01/01                1,400      1,500
    6.350%, 05/01/01                  300        322
Plymouth-Canton, Community School
    District GO, Ser C
    5.900%, 05/01/02                  250        267
    6.200%, 05/01/05                  250        275
Pontiac, Building Authority, GO,
    AMBAC, Pre-refunded @ 101 (A)
    6.875%, 04/01/01                  200        217
Redford Township, GO, AMBAC
    6.750%, 04/01/06                  200        220

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                      Face
Michigan Tax Free Bond              Amount     Value
Portfolio(continued)                 (000)     (000)
--------------------------------------------------------------------------------
Riverview, Community School
    District, GO, Pre-refunded
    @ 101.50, FGIC (A)
    6.400%, 05/01/02               $  250     $  275
Rochester Hills, GO,
    Refunding Bond
    5.500%, 11/01/06                  250        265
    5.500%, 11/01/07                  250        265
Rochester, Community School
    District, GO, MBIA
    5.500%, 05/01/06                1,000      1,100
Romeo, Community School District,
    GO, Pre-refunded @ 101 (A)
    6.900%, 05/01/00                  100        105
Royal Oak, City School District,
    GO, Pre-refunded @ 101.50 (A)
    6.500%, 05/01/01                  230        249
Royal Oak, Hospital Finance
    Authority, RB,
    Pre-refunded @ 100 (A)
    7.750%, 01/01/00                  120        125
Saline, Building Authority,
    GO, AMBAC
    7.000%, 07/01/05                  100        109
South Lyon, School District, GO
    6.100%, 05/01/00                  100        103
    6.500%, 05/01/05                  350        377
State Building Authority
    Facilities Program, Ser 1, RB
    4.750%, 10/15/18                1,100      1,072
State Building Authority, Ferris
    State University, Ser 1, GO,
    Pre-refunded @ 101.50 (A)
    6.750%, 10/01/00                  250        268
State Building Authority, RB, AMBAC
    6.750%, 10/01/07                  245        270
State Building Authority, Ser B, RB
    5.000%, 04/01/01                  500        516
State Building Authority, Ser I, RB
    6.400%, 10/01/04                  650        706
    6.500%, 10/01/05                  500        544
State Building Authority,
    Ser I, RB, AMBAC
    6.000%, 10/01/02                  300        324
    5.500%, 10/01/07                1,000      1,106
State Building Authority,
    Ser II, RB
    6.000%, 10/01/00                  100        104
    6.500%, 10/01/05                  120        130
State Building Authority,
    Ser II, RB, AMBAC
    6.250%, 10/01/04                  300        327

                                     Face
Michigan Tax Free Bond              Amount     Value
Portfolio(continued)                 (000)     (000)
--------------------------------------------------------------------------------
State Building Authority,
    Ser II, RB, FSA
    6.200%, 10/01/02               $  250     $  271
State Financial Assurance
    Authority, Underground Storade
    Tank, Ser I, RB, AMBAC
    5.000%, 05/01/01                1,000      1,034
State Higher Education Facilities
    Authority, Thomas M. Cooley
    College Project, RB
    4.500%, 05/01/04                  750        757
State Hospital Authority, Detroit
    Medical Center, Ser A, RB
    7.100%, 08/15/01                  165        175
State Hospital Authority, Henry
    Ford Health Center, Ser A, RB
    5.100%, 11/15/07                  600        637
State Hospital Authority, Oakwood
    Hospital Group, RB, FGIC,
    Pre-refunded @ 102 (A)
    7.000%, 07/01/00                  500        536
State Hospital Finance Authority,
    Botsford Group, Ser A, RB, MBIA
    4.400%, 02/15/04                1,000      1,025
State Hospital Finance Authority,
    Detroit Medical Center
    Project, RB
    6.250%, 08/15/13                  675        700
State Hospital Finance Authority,
    Detroit Medical Group,
    Ser A , RB, AMBAC
    5.000%, 08/15/05                2,180      2,319
State Hospital Finance Authority,
    McLaren Group, Ser A, RB
    5.000%, 10/15/04                1,000      1,051
    5.200%, 10/15/06                  750        791
State Hospital Finance Authority,
    McLaren Group, Ser A, RB,
    Escrowed to Maturity
    7.200%, 09/15/00                  200        213
State Hospital Finance Authority,
    Mid Michigan Group,
    Ser A, RB, FSA
    5.500%, 06/01/08                1,400      1,549
State Hospital Finance Authority,
    Sisters of Mercy Project,
    RB, MBIA
    4.900%, 08/15/05                1,000      1,057
State Hospital Finance Authority,
    Sparrow Group, RB, MBIA
    5.200%, 11/15/07                  480        519
    5.300%, 11/15/08                  450        492
    5.400%, 11/15/09                  450        490


    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                      Face
Michigan Tax Free Bond              Amount     Value
Portfolio(continued)                 (000)     (000)
--------------------------------------------------------------------------------
State Hospital Finance Authority,
    St. John Hospital & Medical
    Center, RB, AMBAC
    5.000%, 05/15/04               $  750     $  791
State Hospital Finance Authority,
    St. John Hospital,
    Ser A, RB, AMBAC
    5.650%, 05/15/03                  300        323
State Housing Development Authority,
    Greenwood Villa Project, RB, FSA
    6.500%, 09/15/07                  160        173
State Municipal Bond Authority,
    Revolving Fund, RB
    5.500%, 10/01/06                  810        894
    5.150%, 10/01/08                1,000      1,069
State Municipal Bond Authority,
    Revolving Fund, Ser A, RB
    6.000%, 10/01/02                1,000      1,080
State Municipal Bond Authority,
    Ser A, RB
    6.500%, 05/01/07                  250        278
State Power Supply System,
    RB, MBIA
    5.800%, 11/01/05                  400        446
State Public Power Agency, Belle
    River Project, Ser  A, RB
    5.400%, 01/01/01                  250        259
    5.200%, 01/01/04                  300        318
State Public Power Agency, Campbell
    Project, Ser A, RB, AMBAC
    5.000%, 01/01/03                  500        523
    5.500%, 01/01/06                  500        547
State Roseville School District,
    GO, FSA
    4.450%, 05/01/06                1,500      1,551
State Sisters Mercy Health System,
    RB, FSA
    5.700%, 02/15/01                  250        261
State Strategic Fund, Ford Motor
    Project, Ser A, RB
    7.100%, 02/01/06                  350        412
State Strategic Fund, NSF Internal
    Project, Ser A, RB (A)
    5.400%, 08/01/10                1,105      1,157
    5.500%, 08/01/11                1,065      1,116
State Trunk Line, Ser A, RB
    5.625%, 10/01/03                  500        543
State Trunk Line, Ser B-2, RB
    5.750%, 10/01/04                  350        379


                                      Face
Michigan Tax Free Bond              Amount     Value
Portfolio(continued)                 (000)     (000)
--------------------------------------------------------------------------------
State University, Ser A, RB,
    Pre-refunded @ 101 (A)
    6.125%, 08/15/07               $1,250     $1,366
State Washtenaw County Community
    College, Ser A, GO
    4.350%, 04/01/05                1,375      1,413
State Washtenaw, Community College,
    Ser A, GO
    4.900%, 04/01/06                1,200      1,275
Traverse City, Area Public Schools,
    Ser I, GO, MBIA
    7.250%, 05/01/05                  950      1,125
Traverse City, Area Public Schools,
    Ser I, GO, Pre-refunded @ 102 (A)
    7.000%, 05/01/01                  100        109
Traverse City, Area Public Schools,
    Ser II, GO, Pre-refunded
    @ 101.50 (A)
    7.000%, 05/01/01                  200        219
Troy, City School District, GO
    4.750%, 05/01/08                1,000      1,051
Troy, City School District, GO,
    Pre-refunded @ 101.5 (A)
    6.000%, 04/01/01                  250        268
University of Michigan, Hospital
    Revenue, Ser A, RB
    5.800%, 12/01/05                  400        432
University of Michigan, Major
    Capital Projects, Ser B, RB
    5.300%, 04/01/05                  250        269
Utica, Community Schools, GO
    5.375%, 05/01/02                  200        211
    5.750%, 05/01/07                  500        545
Walled Lake, School District,
    GO, MBIA
    5.500%, 05/01/02                  500        529
Walled Lake, School District, Ser II,
    GO, Pre-refunded @ 102 (A)
    7.100%, 05/01/00                  100        107
Warren Woods, Public School System,
    Pre-refunded @ 100.50 (A)
    7.200%, 06/01/00                  100        106
Warren Woods, Building Authority, RB,
    Pre-refunded @ 102, FSA (A)
    8.750%, 11/01/00                  100        111
Waterford Township, School
    District, GO
    4.850%, 06/01/10                1,450      1,508

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                     Face
Michigan Tax Free Bond             Amount     Value
Portfolio(continued)                (000)     (000)
--------------------------------------------------------------------------------

Wayne County, Airport Authority,
    Detroit Metro Airport Project,
    Ser A, RB, MBIA
    6.400%, 12/01/01               $  200     $  216
Wayne County, Building Authority,
    Capital Improvements,
    Ser A, GO, MBIA
    5.625%, 06/01/04                1,000      1,086
Wixom, Public Improvements,
    GO, AMBAC
    4.750%, 05/01/11                1,000      1,023
Wyandotte, Building Authority, RB,
    Escrowed to Maturity
    7.000%, 01/01/03                  100        112
Wyandotte, Electric Authority,
    RB, MBIA
    6.250%, 10/01/08                1,700      1,985
Wyandotte, Finance Authority,
    Tax Allocation, RB, MBIA
    6.100%, 06/01/02                  500        539
                                             -------
        Total Michigan                        88,201
                                             -------
        Total Municipal Bonds
           (Cost $83,574)                     88,201
                                             -------


Cash Equivalent -- 2.6%
SEI Institutional Tax Free
     Portfolio                       2,303     2,303
                                             -------
        Total Cash Equivalent
           (Cost $2,303)                       2,303
                                             -------
        Total Investments -- 100.2%
           (Cost $85,877)                     90,504
                                             -------
Other Assets and Liabilities, Net -- (0.2%)     (160)
                                             -------



 Michigan Tax Free Bond                         Value
 Portfolio(concluded)                           (000)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 8,724,159 outstanding
    shares of beneficial interest            $85,493
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 22,190 outstanding
    shares of beneficial interest                224
Net Unrealized Appreciation on Investments     4,627
                                             -------
Total Net Assets -- 100.0%                   $90,344
                                             =======
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                $10.33
                                             =======
Net Asset Value and Redemption
    Price Per Share -- Class A                $10.33
                                             =======
Maximum Offering Price per Share --
    Class A ($10.33 / 95.5%)                  $10.82
                                             =======


--------------------------------------------------------------------------------
(A) Pre-refunded Security. The pre-refunded date is shown as the maturity date on the Statement of Net Assets.

AMBAC -- American Municipal Bond Assurance Corporation

FGIC -- Financial Guaranty Insurance Company

FSA -- Financial Security Assurance

GO -- General Obligation Bond

MBIA -- Municipal Bond Insurance Association

RB -- Revenue Bond

Ser -- Series

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                     Face
PRIME OBLIGATION MONEY             Amount     Value
MARKET PORTFOLIO                    (000)     (000)
--------------------------------------------------------------------------------
Commercial Paper -- 42.5%
Aircraft -- 2.6%
Rockwell International
    5.372%, 02/23/99               $4,200    $ 4,186
                                             -------
Banks -- 2.5%
J.P. Morgan
    4.935%, 05/19/99                4,000      3,943
                                             -------
Financial Services -- 19.4%
American General Financial
    5.004%, 04/14/99                5,000      4,951
Delaware Funding
    5.286%, 03/16/99                3,500      3,478
Island Finance PR
    5.309%, 03/30/99                4,200      4,166
Kitty Hawk Funding
    5.422%, 02/26/99                1,000        996
National Rural Utilities
    5.050%, 03/12/99                2,733      2,718
Park Avenue Receivables
    5.645%, 02/04/99                2,315      2,314
Prudential Funding
    5.340%, 02/05/99                4,000      3,998
Sears Roebuck Acceptance
    5.229%, 03/03/99                4,000      3,983
Variable Funding Capital
    5.437%, 02/23/99                4,500      4,485
                                             -------
        Total Financial Services              31,089
                                             -------
Food, Beverage & Tobacco -- 5.2%
Archer-Daniels-Midland
    5.050%, 03/23/99                4,200      4,171
Coca-Cola Enterprise
    5.337%, 03/17/99                4,200      4,173
                                             -------
        Total Food, Beverage & Tobacco         8,344
                                             -------
Household Products -- 3.0%
Gillette
    4.919%, 02/01/99                4,876      4,876
                                             -------

PRIME OBLIGATION MONEY             Amount     Value
MARKET PORTFOLIO (continued)        (000)     (000)
--------------------------------------------------------------------------------
Mortgage Related -- 8.7%
Centric Capital
    5.386%, 02/08/99               $3,000    $ 2,997
CIT Group Holdings
    5.569%, 02/08/99                4,000      3,996
Corporate Asset Funding
    5.426%, 02/23/99                2,500      2,492
Enterprise Funding
    5.310%, 03/10/99                4,500      4,476
                                             -------
        Total Mortgage Related                13,961
                                             -------
Printing & Publishing -- 1.1%
New York Times
    4.919%, 02/01/99                1,736      1,736
                                             -------
        Total Commercial Paper
           (Cost $68,135)                     68,135
                                             -------


Yankee Commercial Paper -- 17.6%
Automotive -- 2.5%
Daimler-Benz N.A.
    5.123%, 03/12/99                4,000      3,978
                                             -------
Banks -- 3.1%
Abbey National PLC
    5.009%, 04/06/99                5,000      4,957
                                             -------
Financial Services -- 5.1%
Ford Motor Credit, Europe
    5.187%, 04/20/99                4,200      4,154
Rose Funding
    5.653%, 02/26/99                4,000      3,985
                                             -------
        Total Financial Services               8,139
                                             -------
Mortgage Related -- 5.1%
Greyhawk Funding
    5.564%, 02/19/99                4,000      3,989
Mont Blanc Capital
    5.494%, 02/26/99                4,200      4,184
                                             -------
        Total Mortgage Related                 8,173
                                             -------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (continued)                   Golden Oak Family of Funds
January 31, 1999
                                     Face
PRIME OBLIGATION MONEY             Amount     Value
Market Portfolio(continued)         (000)     (000)
--------------------------------------------------------------------------------
Photographic Equipment & Supplies -- 1.8%
Xerox, Europe
    4.897%, 07/14/99               $2,920    $ 2,858
                                             -------
        Total Yankee Commercial Paper
           (Cost $28,105)                     28,105
                                             -------


U.S. Government Agency Obligation -- 5.6%
FNMA (A)
    4.592%, 02/02/99                9,000      9,000
                                             -------
        Total U.S. Government
           Agency Obligation
           (Cost $9,000)                       9,000
                                             -------


Floating Rate Instruments -- 3.8%
Monumental Life (A)
    5.320%, 02/01/99                3,000      3,000
Travelers Insurance (A)
    5.110%, 03/01/99                3,000      3,000
                                             -------
        Total Floating Rate Instruments
           (Cost $6,000)                       6,000
                                             -------

Certificates of Deposit -- 16.7%
Canadian Imperial Bank
    5.550%, 02/10/99                3,000      3,000
Fleet National Bank
    4.870%, 06/15/99                3,000      3,000
Harris Bankcorp
    5.150%, 02/22/99                4,300      4,300
Key Bank (A)
    4.790%, 02/01/99                4,000      4,000
Rabobank Nederland
    5.750%, 04/27/99                4,000      3,999
Societe Generale
    5.795%, 04/27/99                3,500      3,500
Svenska Handelsbanken
    5.740%, 06/01/99                2,000      2,000
Wilmington Trust
    5.900%, 04/30/99                3,000      3,003
                                             -------
        Total Certificates of Deposit
           (Cost $26,802)                     26,802
                                             -------


                                     Face
 PRIME OBLIGATION MONEY             Amount     Value
 Market Portfolio(continued)         (000)     (000)
--------------------------------------------------------------------------------
Yankee Certificate of Deposit -- 2.0%
Bank Austria AG
    5.685%, 08/03/99               $3,200    $ 3,208
                                             -------
        Total Yankee Certificate of Deposit
           (Cost $3,208)                       3,208
                                             -------


Corporate Bonds -- 3.8%
Associates Corporation N.A.
    7.300%, 06/28/99                2,000      2,017
GMAC, MTN
    6.040%, 03/19/99                4,000      4,004
                                             -------
        Total Corporate Bonds
           (Cost $6,021)                       6,021
                                             -------


Bank Notes -- 7.7%
American Express Centurion Bank (A)
    4.880%, 02/26/99                4,200      4,200
Comerica Bank (A)
    4.886%, 02/16/99                4,000      3,999
PNC Bank (A)
    5.180%, 02/01/99                4,200      4,199
                                             -------
        Total Bank Notes
           (Cost $12,398)                     12,398
                                             -------
        Total Investment -- 99.7%
           (Cost $159,669)                   159,669
                                             -------
Other Assets and Liabilities, Net -- 0.3%        505
                                             -------

    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets (concluded)                   Golden Oak Family of Funds
January 31, 1999


PRIME OBLIGATION MONEY                       Value
MARKET PORTFOLIO(concluded)                  (000)
--------------------------------------------------------------------------------
Net Assets:
Portfolio Shares of Class I (unlimited
    authorization -- no par value)
    based on 153,660,230 outstanding
    shares of beneficial interest           $153,660
Portfolio Shares of Class A (unlimited
    authorization -- no par value)
    based on 6,526,025 outstanding
    shares of beneficial interest              6,526
Undistributed Net Investment Income                3
Accumulated Net Realized Loss on Investments     (15)
                                            --------
Total Net Assets -- 100.0%                  $160,174
                                            ========
Net Asset Value, Offering and Redemption
    Price Per Share -- Class I                 $1.00
                                            ========
Net Asset Value, Offering and Redemption
    Price Per Share -- Class A                 $1.00
                                            ========


--------------------------------------------------------------------------------
(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1999. The date shown is the next reset date.

FNMA--Federal National Mortgage Association

MTN -- Medium Term Note

N.A. -- National Association

PLC-- Public Liability Company

    The accompanying notes are an integral part of the financial statements.


Statement of Operations (000)                                                                    Golden Oak Family of Funds
For the Year Ended January 31, 1999

                                                                 Intermediate-Term     Michigan     Prime Obligation
                                          Growth        Value         Income         Tax Free Bond    Money Market
                                         Portfolio    Portfolio      Portfolio         Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------------

 Investment Income:
   Dividend Income                       $  371        $  516         $   --            $   --          $   --
   Interest Income                          121            63          8,074             4,400           7,706
-------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                492           579          8,074             4,400           7,706
-------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                 142           109            661               442             311
   Less: Waiver of Investment
     Advisory Fees                           --            (2)          (194)             (141)           (273)
   Investment Sub-Advisory Fees             168           169             --                --             104
   Administration Fees                       84           100            264               177             277
   Less: Waiver of Administration Fees       --           (23)            --                --              --
   Transfer Agent Fees                       27            26             33                30              33
   Custodian Fees                             4             4             13                 8              13
   Professional Fees                         12            11             38                25              40
   Registration Fees                          2             4              9                 6              10
   Distribution Fees(1)                       2             1              2                --              17
   Amortization of Deferred
     Organizational Costs                    --             4             --                 5              --
   Trustee Fees                               3             3             10                 6              10
   Printing Expenses                          6             6             19                13              21
   Other Expenses                             2             2              6                 4               7
-------------------------------------------------------------------------------------------------------------------------------
     Total Expenses, Net of Waivers         452           414            861               575             570
-------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                     40           165          7,213             3,825           7,136
-------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)
     on Securities Sold                   7,576         3,121          1,046                57              (3)
   Net Change in Unrealized
     Appreciation on Investments         10,187         1,759          2,764               880              --
   Net Realized and Unrealized
     Gain (Loss) on Investments          17,763         4,880          3,810               937              (3)
   Net Increase in Net Assets Resulting
     From Operations                    $17,803        $5,045        $11,023            $4,762          $7,133
==============================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) All distribution fees are incurred in the Class A Shares.

                         The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets (000)                                                                  Golden Oak Family of Funds
For the Years Ended January 31,

                                                                                                                 Intermediate-Term
                                                        Growth                           Value                       Income
                                                       Portfolio                     Portfolio(1)                   Portfolio
                                               --------------------------      -------------------------      ----------------------
                                               2/1/98 to        2/1/97 to       2/1/98 to     6/23/97 to      2/1/98 to    2/1/97 to
                                                1/31/99          1/31/98         1/31/99        1/31/98        1/31/99      1/31/98
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income                         $   40            $  9          $  165        $   124          $ 7,213     $ 6,948
  Net Realized Gain (Loss) on Securities Sold    7,576           9,392           3,121          6,415            1,046        (406)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments               10,187            (664)          1,759         (4,133)           2,764       3,080
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
    from Investment Operations                  17,803           8,737           5,045          2,406           11,023       9,622
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class I                                        (46)             --            (181)          (100)          (7,176)     (6,945)
    Class A                                         --              --              (1)            --              (36)         (4)
  Realized Net Gains
    Class I                                     (6,701)         (7,682)         (4,673)        (4,168)             (84)         --
    Class A                                       (165)            (63)            (82)           (10)              (1)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (6,912)         (7,745)         (4,937)        (4,278)          (7,297)     (6,949)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class I:
  Proceeds from Shares Issued                   22,070          10,958          21,407         10,911           43,585      31,561
  Value from Shares Issued in Connection with
     Acquisition of Common Trust Fund Assets
     (See note 8)                                   --             --               --         26,599               --          --
  Reinvestment of Cash Distributions                 2               2              13              8                3           1
  Cost of Shares Redeemed                      (19,480)         (8,688)         (5,916)        (4,733)         (25,078)    (24,986)
------------------------------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                 2,592           2,272          15,504         32,785           18,510       6,576
------------------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from Shares Issued                    1,986              43             937             53            2,168           2
  Reinvestment of Cash Distributions               165              63              82              7               27           3
  Cost of Shares Redeemed                       (1,144)            (22)            (20)            --              (91)        (27)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                 1,007              84             999             60            2,104         (22)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From
    Capital Share Transactions                   3,599           2,356          16,503         32,845           20,614       6,554
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets         14,490           3,348          16,611         30,973           24,340       9,227
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                           36,547          33,199          30,973             --          126,000     116,773
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                $51,037         $36,547         $47,584        $30,973         $150,340    $126,000
====================================================================================================================================
Shares Issued and Redeemed
Class I:
  Shares Issued                                  1,523             857           2,364          1,109            4,282       3,195
  Shares Issued in Connection with Acquisition
    of Common Trust Fund Assets (See note 8)        --              --              --          2,660               --          --
  Shares Issued in Lieu of Cash Distributions        1              --               1              1               --          --
  Shares Redeemed                               (1,323)           (600)           (612)          (455)          (2,460)     (2,527)
------------------------------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                   201             257           1,753          3,315            1,822         668
------------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares Issued                                    144               3             106              5              211          --
  Shares Issued in Lieu of Cash Distributions       13               6              10              1                3          --
  Shares Redeemed                                  (85)             (2)             (2)            --               (9)         (3)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                    72               7             114              6              205          (3)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares              273             264           1,867          3,321            2,027         665
====================================================================================================================================


                                                           Michigan               Prime Obligation
                                                        Tax Free Bond              Money Market
                                                        Portfolio(1)                 Portfolio
                                                   ----------------------      ---------------------
                                                    2/1/98 to  6/23/97 to      2/1/98 to   2/1/97 to
                                                     1/31/99     1/31/98        1/31/99     1/31/98
------------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income                              $ 3,825     $ 2,223        $ 7,136    $ 7,183
  Net Realized Gain (Loss) on Securities Sold             57         137             (3)         8
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments                        880       1,943             --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
    from Investment Operations                         4,762       4,303          7,133      7,191
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class I                                           (3,820)     (2,222)        (6,809)    (5,163)
    Class A                                               (5)         (1)          (327)    (2,020)
  Realized Net Gains
    Class I                                              (60)       (134)            --         --
    Class A                                               --          --             --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (3,885)     (2,357)        (7,136)    (7,183)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Class I:
  Proceeds from Shares Issued                         25,629      13,619        238,749    220,104
  Value from Shares Issued in Connection with
     Acquisition of Common Trust Fund Assets
     (See note 8)                                         --      77,580             --         --
  Reinvestment of Cash Distributions                       1          --              6          4
  Cost of Shares Redeemed                            (21,945)     (7,587)      (213,080)  (186,643)
------------------------------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                       3,685      83,612         25,675     33,465
------------------------------------------------------------------------------------------------------------------------------------
Class A:
  Proceeds from Shares Issued                            276           8         16,403    214,687
  Reinvestment of Cash Distributions                       5          --            323        274
  Cost of Shares Redeemed                                (65)         --        (16,582)  (280,270)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                         216           8            144    (65,309)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From
    Capital Share Transactions                         3,901      83,620         25,819    (31,844)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                4,778      85,566         25,816    (31,836)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                 85,566          --        134,358    166,194
------------------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $90,344     $85,566       $160,174   $134,358
====================================================================================================================================
Shares Issued and Redeemed
Class I:
  Shares Issued                                        2,515       1,349        238,749    220,104
  Shares Issued in Connection with Acquisition
    of Common Trust Fund Assets (See note 8)              --       7,758             --         --
  Shares Issued in Lieu of Cash Distributions             --          --              6          4
  Shares Redeemed                                     (2,148)       (750)      (213,080)  (186,643)
------------------------------------------------------------------------------------------------------------------------------------
Total Class I Share Transactions                         367       8,357         25,675     33,465
------------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares Issued                                           27           1         16,403    214,687
  Shares Issued in Lieu of Cash Distributions             --          --            323        274
  Shares Redeemed                                         (6)         --        (16,582)  (280,270)
------------------------------------------------------------------------------------------------------------------------------------
Total Class A Share Transactions                          21           1            144    (65,309)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                    388       8,358         25,819    (31,844)
====================================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on June 23, 1997

                         The accompanying notes are an integral part of the financial statements.

                                                         28 and 29

Financial Highlights
For a Share Outstanding Throughout the Period
For the Periods Ended January 31,



                NET                     REALIZED         DISTRIBUTIONS           NET                    NET
               ASSET                      AND        --------------------       ASSET                  ASSETS      RATIO OF
               VALUE         NET       UNREALIZED        NET        NET         VALUE                   END        EXPENSES
             BEGINNING   INVESTMENT    GAIN (LOSS)   INVESTMENT  REALIZED        END        TOTAL    OF PERIOD    TO AVERAGE
             OF PERIOD    INCOME    ON INVESTMENTS     INCOME      GAIN       OF PERIOD    RETURN+     (000)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Growth Portfolio Class I
    1999      $12.66      $ 0.02        $ 5.88         $(0.02)    $(2.38)     $16.16       51.98%   $ 49,497        1.08%
    1998       12.66         --           3.12            --       (3.12)      12.66       25.85      36,240        1.07
    1997       10.26         --           2.44          (0.01)     (0.03)      12.66       23.79      32,973        1.10
    1996       10.00        0.07          1.74          (0.07)     (1.48)      10.26       18.81      24,775        1.10
    1995       10.82        0.08         (0.64)         (0.08)     (0.18)      10.00       (5.24)     32,931        1.10
Growth Portfolio Class A
    1999      $12.51      $ 0.02        $ 5.74         $  --      $(2.38)     $15.89       51.45%   $  1,540        1.33%
    1998       12.57       (0.01)         3.07            --       (3.12)      12.51       25.56         307        1.32
    1997       10.20       (0.03)         2.43            --       (0.03)      12.57       23.56         226        1.35
    1996        9.96        0.04          1.72          (0.04)     (1.48)      10.20       18.43         193        1.35
    1995       10.81        0.05         (0.67)         (0.05)     (0.18)       9.96       (5.76)        125        1.35
Value Portfolio Class I
    1999      $ 9.33      $ 0.04        $ 0.90         $(0.04)    $(1.06)     $ 9.17       12.63%   $ 46,484        1.10%
    1998(1)    10.00        0.04          0.86          (0.04)     (1.53)       9.33        9.15      30,922        1.10*
Value Portfolio Class A
    1999      $ 9.32      $ 0.03        $ 0.87         $(0.02)    $(1.06)     $ 9.14       12.19%   $  1,100        1.35%
    1998(1)    10.00        0.02          0.86          (0.03)     (1.53)       9.32        8.97          51        1.35*
Intermediate-Term Income Portfolio Class I
    1999      $10.04      $ 0.60        $ 0.29         $(0.60)    $(0.01)     $10.32        8.60%   $148,165        0.65%
    1998        9.83        0.56          0.21          (0.56)       --        10.04        8.07     125,936        0.65
    1997       10.15        0.54         (0.32)         (0.54)       --         9.83        2.31     116,689        0.65
    1996        9.52        0.56          0.63          (0.56)       --        10.15       12.83     104,270        0.65
    1995       10.19        0.50         (0.67)         (0.50)       --         9.52       (1.61)     80,064        0.65
Intermediate-Term Income Portfolio Class A
    1999      $10.04      $ 0.57        $ 0.28         $(0.57)    $(0.01)     $10.31        8.23%   $  2,175        0.90%
    1998        9.83        0.53          0.21          (0.53)       --        10.04        7.78          64        0.90
    1997       10.15        0.52         (0.32)         (0.52)       --         9.83        2.05          84        0.90
    1996        9.52        0.54          0.63          (0.54)       --        10.15       12.54         210        0.90
    1995       10.19        0.48         (0.67)         (0.48)       --         9.52       (1.85)        314        0.90
Michigan Tax Free Bond Portfolio Class I
    1999      $10.24      $ 0.48        $ 0.10         $(0.48)    $(0.01)     $10.33        5.40%   $ 90,115        0.65%
    1998(1)    10.00        0.27          0.26          (0.27)     (0.02)      10.24        5.35      85,556        0.65*
Michigan Tax Free Bond Portfolio Class A
    1999      $10.24      $ 0.46        $ 0.09         $(0.46)    $(0.01)     $10.33        5.17%   $    229        0.90%
    1998(1)    10.00        0.27          0.26          (0.27)     (0.02)      10.24        5.31          10        0.90*
=============================================================================================================================

                                              RATIO OF NET
                      RATIO OF   RATIO OF      INVESTMENT
                        NET      EXPENSES        INCOME
                    INVESTMENT   TO AVERAGE    TO AVERAGE
                      INCOME    NET ASSETS     NET ASSETS     PORTFOLIO
                    TO AVERAGE  (EXCLUDING     (EXCLUDING     TURNOVER
                    NET ASSETS   WAIVERS)       WAIVERS)        RATE
--------------------------------------------------------------------------------
Growth Portfolio Class I
    1999              0.10%       1.08%          0.10%         70.60%
    1998              0.03        1.07           0.03         131.54
    1997              0.04        1.11           0.03         130.69
    1996              0.62        1.17           0.55         189.48
    1995              0.74        1.24           0.60          84.00
Growth Portfolio Class A
    1999             (0.21)%      1.33%         (0.21)%        70.60%
    1998             (0.21)       1.32          (0.21)        131.54
    1997             (0.20)       1.36          (0.21)        130.69
    1996              0.30        1.42           0.23         189.48
    1995              0.49        1.49           0.35          84.00
Value Portfolio Class I
    1999              0.44%       1.17%          0.37%        172.09%
    1998(1)           0.72*       1.28*          0.54*         90.97
Value Portfolio Class A
    1999              0.20%       1.42%          0.13%        172.09%
    1998(1)           0.31*       1.53*          0.13*         90.97
Intermediate-Term Income Portfolio Class I
    1999              5.46%       0.80%          5.31%         76.46%
    1998              5.66        0.80           5.51          60.78
    1997              5.48        0.80           5.33          34.67
    1996              5.68        0.84           5.49         121.47
    1995              5.21        0.86           5.00         141.51
Intermediate-Term Income Portfolio Class A
    1999              5.15%       1.05%          5.00%         76.46%
    1998              5.40        1.05           5.25          60.78
    1997              5.20        1.05           5.05          34.67
    1996              5.49        1.09           5.30         121.47
    1995              4.96        1.11           4.75         141.51
Michigan Tax Free Bond Portfolio Class I
    1999              4.32%       0.81%          4.16%          6.55%
    1998(1)           4.41*       0.82*          4.24*          9.77
Michigan Tax Free Bond Portfolio Class A
    1999              4.07%       1.06%          3.91%          6.55%
    1998(1)           4.15*       1.07*          3.98*          9.77
================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.
 *  Annualized
 +  Total return does not reflect the sales charge on Class A shares.
(1) Commenced operations June 23, 1997. Total return is for the period indicated and has not been annualized.

    The accompanying notes are an integral part of the financial statements.


                                                                                                  Golden Oak Family of Funds





                NET                     REALIZED         DISTRIBUTIONS           NET                    NET
               ASSET                      AND        --------------------       ASSET                  ASSETS      RATIO OF
               VALUE        NET       UNREALIZED        NET        NET          VALUE                   END        EXPENSES
             BEGINNING   INVESTMENT    GAIN (LOSS)   INVESTMENT  REALIZED        END        TOTAL    OF PERIOD    TO AVERAGE
             OF PERIOD    INCOME    ON INVESTMENTS     INCOME      GAIN       OF PERIOD    RETURN+     (000)      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class I
    1999     $ 1.00       $0.06        $  --          $(0.06)    $  --         $ 1.00       5.30%    $153,649         0.40%
    1998       1.00        0.05           --           (0.05)       --           1.00       5.41      127,977         0.40
    1997       1.00        0.05           --           (0.05)       --           1.00       5.21       94,508         0.40
    1996       1.00        0.06           --           (0.06)       --           1.00       5.74      107,409         0.40
    1995       1.00        0.04           --           (0.04)       --           1.00       4.21      109,076         0.40
Prime Obligation Money Market Portfolio Class A
    1999     $ 1.00       $0.05        $  --          $(0.05)    $  --         $ 1.00       5.03%     $ 6,525         0.65%
    1998       1.00        0.05           --           (0.05)       --           1.00       5.15        6,381         0.65
    1997       1.00        0.05           --           (0.05)       --           1.00       4.95       71,686         0.65
    1996       1.00        0.05           --           (0.05)       --           1.00       5.47       75,293         0.65
    1995       1.00        0.04           --           (0.04)       --           1.00       3.95       21,018         0.65
=============================================================================================================================


                     RATIO OF    RATIO OF       RATIO OF NET
                        NET      EXPENSES    INVESTMENT INCOME
                     INVESTMENT  TO AVERAGE     TO AVERAGE
                      INCOME    NET ASSETS      NET ASSETS
                    TO AVERAGE  (EXCLUDING     (EXCLUDING
                    NET ASSETS   WAIVERS)       WAIVERS)
--------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class I
    1999               5.17%      0.60%           4.97%
    1998               5.29       0.59            5.10
    1997               5.08       0.68            4.80
    1996               5.60       0.70            5.30
    1995               4.20       0.68            3.92
Prime Obligation Money Market Portfolio Class A
    1999               4.92%      0.85%           4.72%
    1998               4.99       0.84            4.80
    1997               4.83       0.93            4.55
    1996               5.31       0.95            5.01
    1995               3.95       0.93            3.67
================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                         Golden Oak Family of Funds
January 31, 1999

1. Organization:
The Golden Oak Family of Funds are sepa- rate investment portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Investments Mutual Funds Services (the "Administrator") on October 9, 1992. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company. These financial statements relate to the Trust's Golden Oak Growth Portfolio, Golden Oak Value Portfolio, ("the Equity Portfolios"), Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio, ("the Bond Portfolios"), and Golden Oak Prime Obligation Money Market Portfolio ("the Money Market Portfolio"), (together, the "Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles which require the use of management's estimates. Actual results could differ from these estimates.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation -- Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.

Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

Federal Income Taxes -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Security Transactions and Related Income --Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued as earned. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Bond Portfolios are accreted and amortized to maturity using the effective interest method.

Notes to Financial Statements (continued)             Golden Oak Family of Funds
January 31, 1999

Repurchase Agreements -- The Portfolios invest in tri-party repurchase agreements. It is the Trust's policy that securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty.

If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

Net Asset Value PerShare -- The net asset value per share of each Portfolio is calculated each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

Classes of Shares -- Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

Expenses -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets. Class A bears a class specific 12b-1 fee.

Distributions -- Distributions from net investment income are declared and paid quarterly to Shareholders of the Equity Portfolios. Distributions from net investment income for the Money Market Portfolio and the Bond Portfolios are declared daily and paid to Shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

3. Administration and Distribution Agreements: The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee that is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios. There was a minimum annual administration fee of $100,000 for each of the Golden Oak Michigan Tax Free Bond Portfolio and the Golden Oak Value Portfolio, as of January 31, 1999. The Administrator agreed to waive a portion of the fee for the year ended January 31, 1999.

The Administrator serves as the shareholder servicing agent for the Portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, have entered into a Distribution Agreement (the "Distribution Agreement"). The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") on behalf of the Class A shares. The Plan provides for payment to the Distributor at an annual rate of .25% of the average daily net assets for the Class A shares of each Portfolio.


4. Investment Advisory Agreement:

The Trust has entered into an Investment Advisory Agreement with Citizens Bank (the "Adviser") dated January 28, 1993 under which the Adviser receives an annual fee equal to .34% of the average daily net assets of the Growth Portfolio, .29% of the first $50 million, .39% of the next $50 million, and .34% of any amount above $100 million of the average daily net assets of the Value Portfolio, .50% of the average daily net assets of the Bond Portfolios and .225% of the first $500

Notes to Financial Statements (continued)             Golden Oak Family of Funds
January 31, 1999

million and .28% of any amount above $500 million of the average daily net assets of the Money Market Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse each Portfolio's expenses) in order to limit operating expenses of the Class I and Class A shares (exclusive of distribution expenses) to not more than 1.10% of the average daily net assets of the Equity Portfolios, .65% of the average daily net assets of the Bond Portfolios and .40% of the average daily net assets of the Money Market Portfolio. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Wellington Management Company, LLP serves as the investment sub-adviser for the Money Market Portfolio pursuant to a sub-advisory agreement dated January 28, 1993 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .075% of the first $500 million and .02% of any amount above $500 million of the average daily net assets of the Portfolio.

Nicholas-Applegate Capital Management serves as the investment sub-adviser for the Growth Portfolio pursuant to a sub-advisory agreement dated August 31, 1995 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .40% of the average daily net assets of the Portfolio.

Systematic Financial Management, L.P. serves as the investment sub-adviser for the Value Portfolio pursuant to sub-advisory agreements dated June 23, 1997, and May 28, 1998 with the Trust and the Adviser and receives an annual fee, computed daily and paid monthly, equal to .45% of the first $50 million, .35% of the next $50 million, and .40% of any amount above $100 million of the average daily net assets of the Portfolio.


5. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $14,400 for organizational work performed by a law firm of which two officers of the Trust and a trustee of the Trust are partners.

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustee are not compensated by the Trust for serving in their respective roles.

The Trust has paid legal fees to a law firm of which two officers of the Trust and a trustee of the Trust are partners.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments during the period ended January 31, 1999, were as follows:

Notes to Financial Statements (continued)             Golden Oak Family of Funds
January 31, 1999
                                   Intermediate- Michigan
                                       Term      Tax Free
                   Growth    Value    Income       Bond
                    (000)    (000)    (000)       (000)
--------------------------------------------------------------------------------
Purchases:
  U.S. Government  $   --   $  --    $58,882    $  --
  Other             28,023   75,010   48,123     9,034
Sales:
  U.S. Government  $   --   $  --    $63,248    $  --
  Other             31,975   62,953   27,823     5,648


At January 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1999 for the Equity and Bond Portfolios are as follows:

                                   Intermediate- Michigan
                                       Term      Tax Free
                   Growth    Value    Income       Bond
                    (000)    (000)    (000)       (000)
--------------------------------------------------------------------------------
Aggregate Gross
  Unrealized
  Appreciation    $16,851   $11,178   $5,287      $4,631
Aggregate Gross
  Unrealized
  Depreciation       (624)     (836)    (164)         (4)
                  -------   -------   ------      ------
Net Unrealized
  Appreciation    $16,227   $10,342   $5,123      $4,627
                  =======   =======   ======      ======

At January 31, 1999, the Portfolios had available realized capital losses to offset future net capital gains as follows through fiscal year ending:

                                 2005        2007
                                (000)       (000)
--------------------------------------------------------------------------------
Prime Obligation                 $12         $ 3

The Golden Oak Intermediate-Term Income Portfolio utilized $985,415 of capital losses incurred in prior years to offset net capital gains recognized in the fiscal year ended January 31, 1999.


7. Concentration of Credit Risk:

The Money Market Portfolio invests primarily in money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories assigned by a nationally recognized statistical rating organization or, if not rated, are believed by the Sub-Adviser to be of comparable quality. The Bond Portfolios invest primarily in marketable debt instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Golden Oak Michigan Tax Free Bond Portfolio invests in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The Golden Oak Michigan Tax Free Bond invests primarily in obligations located in Michigan.

Notes to Financial Statements (concluded)             Golden Oak Family of Funds
January 31, 1999


8. Common Trust Fund Conversions:

On June 23, 1997, certain Common Trust Funds of Citizens Bank and its affiliates were converted into the Golden Oak Family of Funds. The Funds that were involved in the conversion were as follows:

Common Trust Fund        Golden Oak Portfolio
--------------------------------------------------------------------------------
Tax Exempt Bond Fund     Michigan Tax Free Bond
                         Portfolio

Value Equity Fund        Value Portfolio

The assets which consisted of securities and related receivables, were converted on a tax-free basis. The number of shares issued for each Fund and the net assets (including unrealized appreciation) of each fund immediately before the conversion were as follows:

Common              Net         Unrealized        Golden Oak
Trust Fund        Assets       Appreciation      Shares Issued
--------------------------------------------------------------------------------
Tax Exempt
  Bond Fund     $77,580,483    $ 1,803,730        7,758,048

Value Equity
  Fund           26,599,230     12,716,514        2,659,923


9. Shareholder Voting Results (Unaudited):

There was a Special Meeting of the Arbor Fund on behalf of the Golden Oak Value Portfolio on September 3, 1998 to approve a new Investment Sub-Advisory Agreement by and between Citizens Bank and Systematic Financial Management, L.P. The voting results were as follows:

             Shares Voted      % of Voted    % of Total
             ------------      ----------    ----------

For           3,441,043          99.79%        97.38%

Against               0              0%            0%

Abstain           7,237           0.21%         0.20%


                                                  Notice To Shareholders
                                                            of
                                              The Golden Oak Family of Funds
                                                        (Unaudited)

For the fiscal year ended January 31, 1999, each Portfolio is designating long term capital gains, qualifying dividends, and exempt income with regard to distributions paid during the year as follows: For shareholders that do not have a January 31, 1999 tax year end, this notice is for informational use only.

                                    20% Rate
                                    Long Term        Ordinary        Tax Exempt
                                  Capital Gains       Income           Income           Total
                                  Distributions    Distributions    Distributions   Distributions   Qualifying
Portfolio                          (Tax Basis)      (Tax Basis)      (Tax Basis)     (Tax Basis)   Dividends(1)
---------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                       69%              31%               0%            100%             53%
Value Portfolio                        96%               4%               0%            100%             97%
Intermediate-Term Income Portfolio      1%              99%               0%            100%              0%
Michigan Tax Free Bond Portfolio        2%               0%              98%            100%              0%
Prime Obligation Money Market Portfolio 0%             100%               0%            100%              0%
===========================================================================================================================
Please consult your tax advisor for proper treatment of this information.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) None of the Golden Oak Portfolios meet California, Connecticut or New York's statutory requirements to pass through exempt interest dividends from U.S. Government obligations.

Notes

TheGolden Oak Family of Funds
Growth Portfolio
Value Portfolio
Intermediate-TermIncome Portfolio
Michigan Tax Free Bond Portfolio
Prime Obligation Money Market Portfolio
Investment Adviser:
Citizens Bank
328 South Saginaw Street
Flint,MI 48502
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456



For information, call:
1-800-545-6331
GOK-F-003-03